Exhibit 99.1
Confluent Announces Fourth Quarter and Fiscal Year 2025 Financial Results
•Fourth quarter subscription revenue of $302 million, up 20% year over year; Confluent Cloud revenue of $169 million, up 23% year over year
•Fiscal year 2025 subscription revenue of $1,120 million, up 21% year over year; Confluent Cloud revenue of $624 million, up 27% year over year
•1,521 customers with $100,000 or greater in ARR, up 10% year over year
MOUNTAIN VIEW, Calif. -- February 11, 2026 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its fourth quarter and fiscal year 2025, ended December 31, 2025.

“Confluent delivered a strong fourth quarter to close the year, including 23% year over year growth in Confluent Cloud,” said Jay Kreps, co-founder and CEO, Confluent. “Our AI product advancements and continued innovation across our core offerings further strengthened our category leadership this quarter. We remain focused on delivering a complete data streaming platform to support our customers’ most mission-critical workloads, including emerging agentic AI applications.”

“We are pleased to finish the year strong, highlighted by solid top-line growth and continued margin expansion at scale,” said Rohan Sivaram, CFO, Confluent. “Our results reinforce the strategic value of our complete data streaming platform, and we remain focused on executing our diversified growth strategy across core streaming, DSP, AI, and the partner ecosystem.”

Fourth Quarter 2025 Financial Highlights
(In millions, except per share data and percentages)

	Q4 2025	Q4 2024	Y/Y Change
Subscription Revenue	$301.6	$250.6	20%
Total Revenue	$314.8	$261.2	21%
GAAP Operating Loss	$(99.2)	$(105.8)	$6.6
Non-GAAP Operating Income	$27.6	$13.6	$14.0
GAAP Operating Margin	(31.5%)	(40.5%)	9.0 pts
Non-GAAP Operating Margin	8.8%	5.2%	3.6 pts
GAAP Net Loss Per Share	$(0.23)	$(0.27)	$0.04
Non-GAAP Net Income Per Diluted Share	$0.12	$0.09	$0.03
Net Cash Provided by Operating Activities	$42.1	$35.2	$6.9
Adjusted Free Cash Flow	$35.5	$29.1	$6.4

Fiscal Year 2025 Financial Highlights
(In millions, except per share data and percentages)

	FY 2025	FY 2024	Y/Y Change
Subscription Revenue	$1,119.7	$922.1	21%
Total Revenue	$1,166.7	$963.6	21%
GAAP Operating Loss	$(380.1)	$(419.1)	$39.0
Non-GAAP Operating Income	$86.1	$27.5	$58.6
GAAP Operating Margin	(32.6%)	(43.5%)	10.9 pts
Non-GAAP Operating Margin	7.4%	2.9%	4.5 pts
GAAP Net Loss Per Share	$(0.86)	$(1.07)	$0.21
Non-GAAP Net Income Per Diluted Share	$0.42	$0.29	$0.13
Net Cash Provided by Operating Activities	$64.3	$33.5	$30.8
Adjusted Free Cash Flow	$76.0	$9.5	$66.5
Proposed Merger with International Business Machines
As announced on December 8, 2025, Confluent and International Business Machines Corporation (“IBM”) (NYSE: IBM) have entered into a definitive agreement under which IBM will acquire Confluent for $31.00 per share in cash, representing an enterprise value of $11 billion. The transaction is expected to close by the middle of 2026, subject to approval by Confluent shareholders, regulatory approvals, and other customary closing conditions.
In light of the pending transaction with IBM, Confluent will not be holding a conference call to discuss fourth quarter 2025 financial results or providing financial guidance.
Confluent uses its investor relations website and may use its X (Twitter), LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Forward-Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding (i) our focus on delivering a complete data streaming platform, (ii) our market and category leadership position, (iii) execution of our growth strategy, (iv) our overall future prospects, and (v) the proposed merger with IBM, including the expected timing of the closing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our recent growth, (iii) our ability to increase consumption of our offerings, (iv) our ability to successfully execute our go-to-market strategy and initiatives, (v) our ability to attract new customers and successfully ramp their consumption of our offerings, as well as retain and sell additional features and services to our existing customers, (vi) uncertain macroeconomic conditions, (vii) the estimated addressable market opportunity for our Data Streaming Platform, and our ability to capture our share of that market opportunity, (viii) our ability to compete effectively in an increasingly competitive market, (ix) our ability to attract, ramp, and retain highly qualified personnel, and the impacts of attrition and related challenges, (x) breaches in our security measures, intentional or accidental cybersecurity incidents or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xi) our reliance on third-party cloud-based infrastructure to host Confluent Cloud and our other cloud-based offerings, (xii) our ability to accurately forecast our future performance, business and growth, (xiii) the possibility that the conditions to the closing of the proposed merger with IBM are not satisfied, including the risk that required approvals from Confluent’s stockholders or required regulatory approvals are not obtained, on a timely basis or at all, (xiv) the occurrence of any event, change or other circumstance that could give rise to a right to terminate the proposed merger with IBM, including circumstances requiring Confluent to pay a termination fee, and (xv) uncertainty as to timing of completion of the proposed merger and the ability of each party to complete the proposed merger. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Annual Report on Form 10-K for the year ended December 31, 2025 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures
This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, free cash flow, free cash flow margin, adjusted free cash flow, and adjusted free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business or results of operations. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, free cash flow, free cash flow margin, adjusted free cash flow, adjusted free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow and adjusted free cash flow are not substitutes for cash used in operating activities. The utility of free cash flow and adjusted free cash flow are limited as such measures do not reflect our future contractual commitments and do not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below.

We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP net income per share as the respective GAAP measures, adjusted for, as applicable, stock-based compensation-related charges which include stock-based compensation expense, employer taxes on employee stock transactions and amortization of stock-based compensation capitalized in internal-use software; amortization of acquired intangibles; acquisition-related expenses; amortization of debt issuance costs; and income tax effects associated with these adjustments as well as the non-recurring income tax expense or benefit associated with acquisitions and income tax benefit from the release of a valuation allowance on certain deferred tax assets. Non-GAAP gross margin and non-GAAP operating margin are defined as non-GAAP gross profit and non-GAAP operating income as a percentage of revenue, respectively.
We define free cash flow as net cash provided by (used in) operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We define adjusted free cash flow as free cash flow excluding the non-recurring impact from a change to timing of certain cash compensation payments and adjusted free cash flow margin as adjusted free cash flow as a percentage of revenue. We believe that free cash flow, free cash flow margin, adjusted free cash flow, and adjusted free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.
Definition
Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform and Confluent Private Cloud customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud and Confluent WarpStream customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud and Confluent WarpStream in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent
Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact
Faheem Khan
investors@confluent.io
Media Contact
Justin Dorff
pr@confluent.io

Confluent, Inc.
Consolidated Balance Sheets
(in thousands)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$347,210	$385,980
Marketable securities	1,706,762	1,524,583
Accounts receivable, net	390,752	314,306
Deferred contract acquisition costs	54,545	47,271
Prepaid expenses and other current assets	107,744	79,179
Total current assets	2,607,013	2,351,319
Property and equipment, net	93,179	78,680
Operating lease right-of-use assets	4,936	8,818
Goodwill	164,406	164,406
Intangible assets, net	6,054	7,924
Deferred contract acquisition costs, non-current	77,737	71,468
Other assets, non-current	31,945	12,296
Total assets	$2,985,270	$2,694,911
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,708	$7,531
Accrued expenses and other liabilities	182,735	194,250
Operating lease liabilities	8,178	8,694
Deferred revenue	468,984	378,771
Total current liabilities	680,605	589,246
Operating lease liabilities, non-current	1,205	9,138
Deferred revenue, non-current	29,655	30,430
Convertible senior notes, net	1,095,988	1,092,149
Other liabilities, non-current	8,678	12,722
Total liabilities	1,816,131	1,733,685
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	3	2
Class B common stock	1	1
Additional paid-in capital	3,447,970	2,953,080
Accumulated other comprehensive income (loss)	5,656	(2,641)
Accumulated deficit	(2,284,491)	(1,989,216)
Total stockholders’ equity	1,169,139	961,226
Total liabilities and stockholders’ equity	$2,985,270	$2,694,911

Confluent, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue:
Subscription	$301,645	$250,636	$1,119,724	$922,091
Services	13,174	10,584	47,024	41,551
Total revenue	314,819	261,220	1,166,748	963,642
Cost of revenue:
Subscription(1)	65,423	55,220	245,355	208,600
Services(1)	14,239	12,345	54,554	48,870
Total cost of revenue	79,662	67,565	299,909	257,470
Gross profit	235,157	193,655	866,839	706,172
Operating expenses:
Research and development(1)	121,926	114,886	481,706	421,237
Sales and marketing(1)	159,807	145,194	592,519	547,379
General and administrative(1)	52,598	39,359	172,716	156,703
Total operating expenses	334,331	299,439	1,246,941	1,125,319
Operating loss	(99,174)	(105,784)	(380,102)	(419,147)
Other income, net	19,534	19,288	79,414	84,486
Loss before income taxes	(79,640)	(86,496)	(300,688)	(334,661)
(Benefit from) provision for income taxes	(393)	1,558	(5,413)	10,404
Net loss	$(79,247)	$(88,054)	$(295,275)	$(345,065)
Net loss per share, basic and diluted	$(0.23)	$(0.27)	$(0.86)	$(1.07)
Weighted-average shares used to compute net loss per share, basic and diluted	351,880	329,407	343,800	321,863
(1) Includes stock-based compensation-related charges as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Cost of revenue - subscription	$10,443	$9,242	$39,085	$35,438
Cost of revenue - services	1,318	2,384	6,965	9,781
Research and development	50,692	45,938	193,345	171,487
Sales and marketing	30,476	35,178	127,654	139,929
General and administrative	13,749	14,837	54,959	60,466
Total stock-based compensation-related charges	$106,678	$107,579	$422,008	$417,101

Confluent, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(79,247)	$(88,054)	$(295,275)	$(345,065)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	7,786	6,234	29,556	22,089
Net accretion of discounts on marketable securities	(4,441)	(8,205)	(22,300)	(37,766)
Amortization of debt issuance costs	969	966	3,839	3,836
Amortization of deferred contract acquisition costs	14,848	14,213	58,310	54,258
Non-cash operating lease costs	1,090	1,172	4,300	3,966
Stock-based compensation, net of amounts capitalized	101,625	102,924	397,325	395,660
Deferred income taxes	(1,848)	46	(18,699)	277
Other	1,100	1,675	5,686	3,370
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(35,102)	(36,327)	(79,718)	(86,562)
Deferred contract acquisition costs	(26,768)	(15,974)	(71,853)	(53,246)
Prepaid expenses and other assets	4,292	1,205	(25,394)	844
Accounts payable	8,893	(8,159)	13,466	127
Accrued expenses and other liabilities	27,861	32,861	(15,512)	25,639
Operating lease liabilities	(2,321)	(4,191)	(8,894)	(10,140)
Deferred revenue	23,375	34,825	89,437	56,173
Net cash provided by operating activities	42,112	35,211	64,274	33,460
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(6,152)	(5,420)	(22,558)	(21,404)
Purchases of marketable securities	(352,708)	(367,357)	(1,638,898)	(1,539,716)
Sales of marketable securities	—	2,567	6,144	15,311
Maturities of marketable securities	341,540	381,127	1,474,654	1,591,164
Purchases of investments in privately-held companies	—	—	(750)	(2,250)
Purchases of property and equipment	(442)	(669)	(3,597)	(2,567)
Cash paid for business combinations, net of cash acquired	—	—	—	(115,516)
Net cash (used in) provided by investing activities	(17,762)	10,248	(185,005)	(74,978)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	24,551	19,504	57,260	55,836
Proceeds from issuance of common stock under employee stock purchase plan	—	—	23,926	23,970
Net cash provided by financing activities	24,551	19,504	81,186	79,806
Effect of exchange rate changes on cash and cash equivalents	(228)	(1,589)	775	(2,069)
Net increase (decrease) in cash and cash equivalents	48,673	63,374	(38,770)	36,219
Cash and cash equivalents at beginning of period	298,537	322,606	385,980	349,761
Cash and cash equivalents at end of period	$347,210	$385,980	$347,210	$385,980

Confluent, Inc.
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$235,157	$193,655	$866,839	$706,172
Total gross margin on a GAAP basis	74.7%	74.1%	74.3%	73.3%
Add: Stock-based compensation-related charges	11,761	11,626	46,050	45,219
Add: Amortization of acquired intangibles	471	780	1,870	2,368
Non-GAAP total gross profit	$247,389	$206,061	$914,759	$753,759
Non-GAAP total gross margin	78.6%	78.9%	78.4%	78.2%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$121,926	$114,886	$481,706	$421,237
Research and development operating expense as a percentage of total revenue on a GAAP basis	38.7%	44.0%	41.3%	43.7%
Less: Stock-based compensation-related charges	50,692	45,938	193,345	171,487
Less: Acquisition-related expenses	7,115	10,046	29,797	24,750
Non-GAAP research and development operating expense	$64,119	$58,902	$258,564	$225,000
Non-GAAP research and development operating expense as a percentage of total revenue	20.4%	22.5%	22.2%	23.3%

Sales and marketing operating expense on a GAAP basis	$159,807	$145,194	$592,519	$547,379
Sales and marketing operating expense as a percentage of total revenue on a GAAP basis	50.8%	55.6%	50.8%	56.8%
Less: Stock-based compensation-related charges	30,476	35,178	127,654	139,929
Less: Acquisition-related expenses	—	717	—	717
Non-GAAP sales and marketing operating expense	$129,331	$109,299	$464,865	$406,733
Non-GAAP sales and marketing operating expense as a percentage of total revenue	41.1%	41.8%	39.8%	42.2%

General and administrative operating expense on a GAAP basis	$52,598	$39,359	$172,716	$156,703
General and administrative operating expense as a percentage of total revenue on a GAAP basis	16.7%	15.1%	14.8%	16.3%
Less: Stock-based compensation-related charges	13,749	14,837	54,959	60,466
Less: Acquisition-related expenses	12,514	302	12,528	1,702
Non-GAAP general and administrative operating expense	$26,335	$24,220	$105,229	$94,535
Non-GAAP general and administrative operating expense as a percentage of total revenue	8.4%	9.3%	9.0%	9.8%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Reconciliation of GAAP operating loss to non-GAAP operating income:
Operating loss on a GAAP basis	$(99,174)	$(105,784)	$(380,102)	$(419,147)
GAAP operating margin	(31.5%)	(40.5%)	(32.6%)	(43.5%)
Add: Stock-based compensation-related charges	106,678	107,579	422,008	417,101
Add: Amortization of acquired intangibles	471	780	1,870	2,368
Add: Acquisition-related expenses	19,629	11,065	42,325	27,169
Non-GAAP operating income	$27,604	$13,640	$86,101	$27,491
Non-GAAP operating margin	8.8%	5.2%	7.4%	2.9%

Reconciliation of GAAP net loss to non-GAAP net income:
Net loss on a GAAP basis	$(79,247)	$(88,054)	$(295,275)	$(345,065)
Add: Stock-based compensation-related charges	106,678	107,579	422,008	417,101
Add: Amortization of acquired intangibles	471	780	1,870	2,368
Add: Acquisition-related expenses	19,629	11,065	42,325	27,169
Add: Amortization of debt issuance costs	969	966	3,839	3,836
Add: Income tax effects and adjustments(1)	(2,720)	(1,272)	(18,291)	(3,236)
Non-GAAP net income	$45,780	$31,064	$156,476	$102,173
Non-GAAP net income per share, basic	$0.13	$0.09	$0.46	$0.32
Non-GAAP net income per share, diluted	$0.12	$0.09	$0.42	$0.29
Weighted-average shares used to compute non-GAAP net income per share, basic	351,880	329,407	343,800	321,863
Weighted-average shares used to compute non-GAAP net income per share, diluted	378,754	362,150	371,160	355,067
(1)Income tax effects and adjustments for the year ended December 31, 2025 includes an adjustment for the income tax benefit from the release of a valuation allowance on certain deferred tax assets.
The following table presents a reconciliation of free cash flow and adjusted free cash flow to net cash provided by operating activities, the most directly comparable GAAP measure, as well as free cash flow margin and adjusted free cash flow margin to net cash provided by operating activities as a percentage of total revenue, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net cash provided by operating activities	$42,112	$35,211	$64,274	$33,460
Capitalized internal-use software costs	(6,152)	(5,420)	(22,558)	(21,404)
Capital expenditures	(442)	(669)	(3,597)	(2,567)
Free cash flow	$35,518	$29,122	$38,119	$9,489
Impact from compensation payments adjustment(1)	—	—	37,930	—
Adjusted free cash flow	$35,518	$29,122	$76,049	$9,489
Net cash provided by operating activities as a percentage of total revenue	13.4%	13.5%	5.5%	3.5%
Free cash flow margin	11.3%	11.1%	3.3%	1.0%
Adjusted free cash flow margin	11.3%	11.1%	6.5%	1.0%
Net cash (used in) provided by investing activities	$(17,762)	$10,248	$(185,005)	$(74,978)
Net cash provided by financing activities	$24,551	$19,504	$81,186	$79,806
(1)Represents an adjustment to reflect the non-recurring impact in the first quarter of 2025 from the change to timing of cash compensation payments for most of our non go-to-market employees implemented at the start of 2025.